Exhibit 3.261

State of Delaware
Secretary of State
Division of Corporations
Delivered 06:14 PM 02/09/2012
FILED 06:14 PM 02/09/2012
SRV 120148743 - 4611965 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.          Name of Limited Liability Company: Pennywise Power LLC

2.          The Certificate of Formation of the limited liability company is hereby amended as follows:

1. The name of the limited liability company is US Retailers LLC.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 9th day of February, A.D. 2012.

By:	/s/ Lynne Przychodzki
Authorized Person(s)

Name:	Lynne Przychodzki
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 07:41 PM 09/28/2010
FILED 05:08 PM 09/28/2010
SRV 100949715 - 4611965 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.          Name of Limited Liability Company: Legends Energy LLC

2.          The Certificate of Formation of the limited liability company is hereby amended as follows:

1. The name of the limited liability company is Pennywise Power LLC.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 28th day of September, A.D. 2010.

By:	/s/ Lynne Przychodzki
Authorized Person(s)

Name:	Lynne Przychodzki
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:11 PM 09/01/2010
FILED 02:44 PM 09/01/2010
SRV 100877417 - 4611965 FILE

STATE OF DELAWARE

CERTIFICATE OF AMENDMENT

1.          Name of Limited Liability Company:

Reliant Energy Services Texas, LLC

2.          The Certificate of Formation of the limited liability company is hereby amended as follows:

1. The name of the limited liability company is Legends Energy LLC.

IN WITNESS WHEREOF, the undersigned have executed this Certificate on the 1st day of September, A.D. 2010.

By:	/s/ Lynne Przychodzki
Authorized Person(s)

Name:	Lynne Przychodzki
Print or Type

State of Delaware
Secretary of State
Division of Corporations
Delivered 03:00 PM 05/01/2009
FILED 02:20 PM 05/01/2009
SRV 090420486 - 4611965 FILE

CERTIFICATE OF AMENDMENT

OF

RELIANT ENERGY SERVICES TEXAS, LLC

1. The name of the limited liability company is: Reliant Energy Services Texas, LLC.

2. The Certificate of Formation of the limited liability company is hereby amended as follows:

“2. The address of its registered office in the State of Delaware is 1209 Orange Street, in the City of Wilmington, County of New Castle. The name of its registered agent at such address is The Corporation Trust Company.”

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Amendment of Reliant Energy Services Texas, LLC., this 1st day of May, 2009.

RELIANT ENERGY SERVICES TEXAS, LLC

By:	/s/ Lynne Przychodzki
Lynne Przychodzki
Authorized Person

State of Delaware
Secretary of State
Division of Corporations
Delivered 11:50 AM 10/15/2008
FILED 11:50 AM 10/15/2008
SRV 081038786 - 4611965 FILE

STATE of DELAWARE

LIMITED LIABILITY COMPANY

CERTIFICATE OF FORMATION

In accordance with the provisions of Section 18-201 of the Delaware Limited Liability Company Act, the undersigned submits the following Certificate of Formation and certifies as follows:

FIRST:                  The name of the limited liability company is Reliant Energy Services Texas, LLC.

SECOND:             The address of its registered office in the State of Delaware is 2711 Centerville Road, Suite 400 in the City of Wilmington, Delaware 19808. The name of its Registered Agent at such address is Corporation Service Company.

IN WITNESS WHEREOF, the undersigned has executed this Certificate of Formation of Reliant Energy Services Texas, LLC this 15th day of October, 2008.

BY:	/s/ Clare H. Doyle
Clare H. Doyle
Authorized Person